2300 Commonwealth Building
                                 P.O. Box 5685
                        Charlottesville, Virginia 22905


        THIS LEASE, hereinafter called "Lease" made this 17th day of September 1997, between 2300 Commonwealth, hereinafter called "Landlord" and Value America, Inc., hereafter called "Tenant".

                                  WITNESSETH:

1. PREMISES: Landlord, in consideration of the rent which Tenant agrees to pay, demises unto Tenant, the following property (the "Premises") to-wit:

                The entire building located on the corner of Greenbrier
                Drive and Commonwealth Drive, designated as 2300 Commonwealth Drive, consisting of approximately seven thousand seven hundred seventy seven square feet (7,777 s.f.), with the exception of Suite 201 currently occupied by Protein Solutions.

2. TERM: The term of the Lease (the "Term") shall be for six (6) months, commencing at noon on October 15, 1997, (or when the Premises shall be ready for occupancy by Tenant, whichever last occurs) and expiring at noon on April 15, 1998. Occupancy of the Premises by the Tenant shall be deemed to be acceptance of the Premises. While it is contemplated by the parties hereto that tenancy shall begin on said date, Landlord shall have no liability for damages caused by said delay, unless the delay is due to gross negligence on the part of the Landlord. For purposes of this Lease, ready shall mean those items which Landlord has agreed to do to make space ready, and not any special requirements the Tenant may have to be operational.

3.      SPECIAL TERMS AND CONDITIONS:
        Agreed list submitted by Lane Bonner.

4. TERMINATION: This Lease shall terminate at noon on the last day of the Term. Should the Lease be extended or renewed under any provisions herein or contained or by separate agreement, then the lease shall terminate at noon on the last day of the additional term. For three (3) months prior to the termination of this Lease the Landlord shall have the right to post "For Rent" signs and, at reasonable times, in person or by Landlord's duly authorized agent, to show the Premises to prospective tenants.

5. RENT: The total rental for the initial Term of the Lease is forty two thousand seven hundred seventy three & 500/100, ($42,773.50) due and payable in lawful money of the United States of America in equal monthly installments of seven thousand one hundred twenty eight & 92/100 ($7,128.92) on the first day of each and every month during the Term, in advance, and without demand being made therefore, to Landlord (its successors or assigns) at Landlord's offices at 2246 Ivy Road, Suite 17, Charlottesville, Virginia 22903, or by mail to P.O. Box 5685, Charlottesville, Virginia 22905; or at such other place as Landlord may from time to time in writing designate.

        Late Charges: The Lessee agrees that payment not paid by Lessor in a timely fashion shall be subject to the following late charges:

                Day of Month    1st to 5th      No penalty
                                6th to 15th     $100
                                16th to 25th    $200
                                30th            Default

6. OPTION TO RENEW: The Term hereby granted, at the option of the Tenant and Landlord, may be extended at the end thereof for an additional two
        (2) three (3) month terms upon the same covenants and conditions, except rent, which at the end of the initial Term, and beginning on the first day of this additional term, shall be adjusted to:

        The same amount of rent per square foot not to exceed a total of six (6) months.

        Tenant must notify Landlord in writing ninety (90) days (three months) in advance of expiration date of the Tenant's desire to exercise renewal option.

7.      PURPOSE:    The Premises are to be used for the following purpose and
        for no other purpose, unless Landlord is notified in writing of any additional usage.

8. UTILITIES: Office Tenant shall pay for electric, water and sewer and shall have those utilities placed in their name on the date of occupancy. Upon vacating the premises Tenant shall notify Landlord in writing as to date that utilities shall be removed from Tenant's name. This should not occur until a final inspection at vacancy has been obtained. Landlord represents that Suite 201 is separately metered for electricity.

9. MAINTENANCE OF PREMISES: Landlord shall, at his own expense, be responsible for snow removal, trash removal from dumpster located at rear of property, and grass and trimming of all trees and ornamentals. Landlord covenants that he will, in a timely fashion, and at his sole costs and expense, make such structural repairs as may be required by natural wear and tear during the term of this Lease, and keep the plumbing, heating and cooling systems, and electrical systems in proper working condition, and will maintain the exterior of the Premises.

10. SECURITY DEPOSIT: Tenant has deposited with Landlord the sum of seven thousand one hundred twenty eight & no/100 ("Security Deposit") which shall be held by Landlord as security for the faithful performance by Tenant of each and every obligation of Tenant hereunder. If Tenant shall commit any breach hereunder, Landlord shall be entitled, in addition to any other remedies available under this Lease, to utilize all or any portion of the Security Deposit to cure such breach, in which event Tenant shall immediately restore the Security Deposit. Upon termination of this Lease, including any renewal or extensions thereof, provided Tenant has fulfilled all of its obligations hereunder, the remaining balance of the Security Deposit shall be returned to Tenant within thirty (30) days of termination of Lease.

11. SIGNS: Lessee may install a sign on the main sign board located on the from lawn of the building, not to exceed 12" x 24"; colors and location to be approved by Lessor.

12. TAXES: Lessee shall pay all real estate taxes assessed against said property.

13. DAMAGE AND DESTRUCTION: In the event of damage or destruction to the Premises, by fire or otherwise, rendering same unfit for the carrying on of Lessee's business, the rent shall abate until said destruction or damage is repaired, provided, however, if said repairs are not completed within one hundred twenty (120) days after such destruction or damage, the Lessee at its option may terminate the Lease. Nothing herein shall be construed as requiring Lessor to rebuild or repair.

14. ASSIGNMENT OR SUBLETTING: The Premises may be sublet or assigned only upon written notice to the Lessor. Written approval shall not be unreasonably withheld, provided however, that the Lessor shall have the right to reject any sub-lessee or assignees where the Lessor can demonstrate said sub-lessee's or assignee's inability to assume the obligations of this Lease.

                                                                Initials /s/ RS
                                                                        ------

15. SURRENDER OF PREMISES: Lessee agrees to surrender the Premises in as good a condition as they are at the beginning of the period of this Lease, reasonable wear and tear excepted. The said Lessee also covenants and agrees that the Lessor may show the premises at any time upon reasonable notice, and may place a "For Sale" or a "For rent" sign in one or more conspicuous places at any time, but only after notice shall have been given by the Lessee or its intention not to renew their Lease.

16. INSURANCE: Lessor shall carry fire and extended coverage insurance on the building and improvements on the Premises, with a provision that said policy may not be canceled until after thirty (30) days written notice to the Lessee, and it will cause its insurer to furnish the Lessee a certificate to that effect.


17. NOTICES: Official notices or communications given or required under this Lease shall be in writing and shall be deemed given when deposited in the United States mail, postage prepaid and addressed as follows:

        If to Lessor:                              If to Lessee:

        Mr. James W. Newman, Jr.                   Value America, Inc.
        2300 Commonwealth Building                 2300 Commonwealth Drive
        P.O. Box 5685                              Charlottesville, VA 22901
        Charlottesville, VA 22905                  Attn: Rex Scatena

        or to such other address as to which either party may given written notice to the other.

18. WAIVER OF SUBROGATION: Each party hereby waives all claims for recovery from the other party for any loss or damage whatsoever the nature, cause or extent, insured under valid and collectible insurance policies to the extent of any recovery collectible under such insurance.

19. LIABILITY FOR NEGLIGENCE: The Landlord shall not be chargeable with any liability by reason of negligence or otherwise for not making repairs to the Premises. In addition, Landlord shall not be liable for any damage, unless attributable to negligent acts of Landlord or its employees, to person or property that the Tenant assigns or any other person or persons may sustain on or about the Premises, whether caused by the use of the Premises, water, electricity, gas, heating or air-conditioning equipment or otherwise. The Premises shall be used solely by the Tenant in accordance with the terms of this Lease, and Tenant shall take the same responsibilities with respect to the Premises as if the Premises were its own. The Tenant agrees to indemnify, protect and hold Landlord harmless, at its own expense, against any and all claims which might arise against the Landlord by reason of Value America's use of the Premises during the Term.

                                                            Initials /s/ RS.
                                                                     ---------

20. INSPECTION: The Landlord reserves the right to inspect the Premises at all reasonable times and show the Premises through agents or otherwise to bona fide purchasers or prospective tenants.

21. RULES, REGULATIONS, STIPULATIONS, ETC.: The Landlord and Tenant further covenant that the following rules, regulations and stipulations shall be faithfully observed and performed by Tenant (including its employees, agents, customers and visitors), to wit:

        (a) The entry, corridors and stairways shall not be obstructed by Tenant, nor used by it for any other purpose than igress or egress to and from its offices. Mechanical closets shall not be used for storage.

        (b) The doors and windows that reflect or admit light into passageways, or into any place in the building other than the Premises shall not covered or obstructed by Tenant. The water closets and other water apparatus shall not be used for any purpose other than those for which they were constructed or this Lease was made, and no sweepings, rubbish, rags or other substance shall be thrown therein. Any damage resulting from misuse shall be borne by the Tenant responsible for same.

        (c) Except as contemplated hereby, Tenant shall not do or permit anything to be done in or about the Premises, or bring or keep anything therein, which will in any way increase the rate of fire insurance on the Building or on property kept therein, or obstruct or interfere with the rights of other tenants or in any way injure or annoy them, or which conflicts with the laws relating to fire prevention or with the regulations of the Fire Department, or with the requirements of any insurance policy or carrier providing insurance upon the Building or any part thereof.

        (d) In order that the Premises may be kept in a good state of preservation and cleanliness, Tenant shall make appropriate arrangements for the Premises to be regularly cleaned and for the prompt removal of all trash and rubbish.

        (e) The Landlord, its agents or employees, shall have the right to enter the Premises at any hour, to examine the same, or to make such repairs and alterations as it shall deem necessary for the safety and preservation of the Building, provided that the Landlord will not unreasonably interfere with Tenant's business.

        (f)  No animals shall be kept in or about the Premises.

        (g) If the Tenant desires special utility installations of any sort, they shall be with the prior written approval of the Landlord who will direct such installations with all costs thereof to be paid by the Tenant whether the actual installment is performed by the Landlord or an independent contractor.

                                                             Initials /s/ RS
                                                                      --------

        (h) Tenant agrees that no part of the Premises shall be used for sleeping purposes, or any other undesirable use.

        (i) Any and all damages to the Premises or other property of the Landlord, or to the person or property of any of its tenants, due to the negligence of the Tenant (including its employees, agents, customers or visitors) shall be paid for by the Tenant as additional rent. Nails will not be driven in the floors, windows, or woodwork, nor will the same be defaced or otherwise injured, and in the event of such injury Tenant shall immediately, without demand from the Landlord, have the same repaired at its own expense. The Tenant shall further, at its own expense, repair any injury, or damage to the Premises, or the Building, caused by moving its furniture or other property in or out of the Building. Nails can be driven in walls, and upon termination of the Lease, Tenant shall be responsible for removal of nails and filling in nail holes.

        (j) The Landlord reserves the right to make such other and further rules and regulations as in its judgement may from time to time be needed for the government, safety, care and cleanliness of the Premises, and for the preservation of good order therein.

22. QUIET POSSESSION: The Landlord, for itself, and its assigns, agrees that the Tenant, upon paying the rental herein reserved and upon the performance of the covenant and agreements herein provided to be observed and performed by it, shall peaceably and quietly hold and enjoy the Premises for and during the term hereof, or any extension thereof.

23. DEFAULT: If Lessor shall default in performing its obligations under this Lease, Lessee shall give Lessor written notice of the deficiency, and Lessor shall have a reasonable time to correct the same, and if not corrected within a reasonable time and such breach is a material breach, Lessee may terminate this Lease or take such other legal steps to which it may be entitled.

24. FINAL UNDERSTANDING: This Lease is entered into and shall be construed under the laws of the State of Virginia. The Landlord, and his agent, are licensed Realtors in the State of Virginia. The Lessor, including its executors, administrators, heirs, successors and assigns, agrees that the Lessee, upon paying the rental herein provided, shall peaceably and quietly hold and enjoy the demised Premises for and during the entire time of this Lease, including any extensions thereof.



                                                               Initial /s/ RS
                                                                       -------

        THIS LEASE, executed by the Lessee and the Lessor in duplicate, merges all the understandings and agreements between the parties hereto with respect to the Premises and shall constitute the entire agreement which may not be modified except in writing, and signed by Lessor and Lessee.


        WITNESS THE FOLLOWING SIGNATURES:


Date:            9/18/97                           /s/ Rex Scatena
     ----------------------                        ------------------------

Date:            9/18/97                           /s/ Faye P. Taylor
     ----------------------                        -------------------------
                                                   2300 Commonwealth Building
                                                   Faye P. Taylor, Agent

                    LESSOR IMPROVEMENTS TO 2300 COMMONWEALTH

(See 3 - Special Terms and Conditions)

FIRST FLOOR

        1.  New carpet in common areas and southern one half of building.
        2.  New floors in bathroom
        3.  New paint throughout.

SECOND FLOOR
        1. New carpet throughout-carpet to be padded in entrance foyer and down hall.
        2. New paint throughout-removing all wallpaper from entrance area, and Suite 101.
        3.  New bathroom floors.
        4.  Two interior walls to be removed in the Care Advantage space.

THIRD FLOOR
        1. Flush mount electrical junctions on floor and remove electrical junctions near entrance.
        2. Sheetrock entire northeast room walls where paneled and replace floor moulding
        3.  New paint throughout.
        4.  Carpet throughout with exception of southwestern room.
        5.  New bathroom floors



Carpet will be 26 oz level loop in a blue-steel color to match existing carpeting. Paint will be white on all walls with trim to be blue-steel color.